SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche California Tax‐Free Income Fund

Effective October 1, 2014, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Philip G. Condon, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 2000.

Ashton P. Goodfield, CFA, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 2014.

Michael J. Generazo, Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 2010.

Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.

Please Retain This Supplement for Future Reference

September 29, 2014
PROSTKR‐443